Exhibit 99.1

1 J.P. Morgan 38 th Annual Healthcare Conference Ironwood Pharmaceuticals January 2020

# Forward Looking Statements

This presentation contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about our ability to execute on our vision to become a leader in GI; the mechanisms of action, development, commercial availability and commercial potential of and strategy for linaclotide and our other product candidates and the drivers, timing, impact and results thereof; expectations regarding our ability to deliver sustainable profits and the resulting shareholder value; market size, commercial potential, prevalence, and the growth in, and potential demand for, linaclotide and other product candidates, as well as their potential impact on applicable markets; the potential indications for, and benefits of, linaclotide and other product candidates; our business and operations; the anticipated timing of preclinical, clinical and regulatory developments and the design, timing and results of clinical and preclinical studies, including the MD-7246 Phase II trial and the IW-3718 Phase III trials; the strength of the intellectual property protection for linaclotide and other product candidates; future licensing and commercialization efforts; the potential for, and timing of, regulatory submissions and approvals for linaclotide and other product candidates; expectations regarding our global collaborations and U.S. promotional partnerships; the commercial potential, pricing and strategy for the other products we promote, and impact and results thereof; and our financial performance and results, and guidance and expectations related thereto (including the drivers and timing thereof), including expectations related to total revenue, net interest expense, separation expenses, restructuring expenses, adjusted EBITDA from continuing operations and LINZESS net sales growth.

Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the effectiveness of development and commercialization efforts by us and our partners; preclinical and clinical development, manufacturing and formulation development; the risk that our clinical programs and studies may not progress or develop as anticipated, including that studies are delayed or discontinued for any reason, such as safety, tolerability, enrollment, manufacturing, economic or other reasons; the risk that findings from our completed studies may not be replicated in later studies; the efficacy, safety and tolerability of linaclotide and other product candidates; the decisions by regulatory and judicial authorities; the risk that we may never get sufficient patent protection for linaclotide and other product candidates, that patents for linaclotide or other products may not provide adequate protection from competition, or that we are not able to successfully protect such patents; the outcomes in legal proceedings to protect or enforce the patents relating to our products and product candidates, including abbreviated new drug application ("ANDA") litigation, including the risk that we lose, or settle on less favorable terms other linaclotide ANDA litigation, or that ANDA filers enter the market earlier than February 2030; the risk that financial and operating results may differ from our projections; developments in the intellectual property landscape; challenges from and rights of competitors or potential competitors; the risk that our planned investments do not have the anticipated effect on our company revenues, linaclotide or other product candidates; the risk that we are unable to manage our expenses or cash use, or are unable to commercialize our products, as expected; and the risks listed under the heading "Risk Factors" and elsewhere in Ironwood's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and in our subsequent SEC filings. These forward-looking statements speak only as of the date of this presentation, and Ironwood undertakes no obligation to update these forward-looking statements. Ironwood uses non-GAAP financial measures in this presentation, which should be considered only a supplement to, and not a substitute for or superior to, GAAP measures. Refer to the reconciliation of GAAP results to non-GAAP financial measures and the reconciliation of GAAP net income from continuing operations to adjusted EBITDA from continuing operations on slides 51 and 52 of this presentation. Further, Ironwood considers the net profit for the U.S. LINZESS brand collaboration with Allergan in assessing the product's performance and calculates it based on inputs from both Ironwood and Allergan. This figure should not be considered a substitute for Ironwood's GAAP financial results. An explanation of our calculation of this figure is provided on slide 54 of this presentation.

LINZESS® and CONSTELLA® are registered trademarks of Ironwood Pharmaceuticals, Inc. Any other trademarks referred to in this presentation are the property of their respective owners. All rights reserved.

2

Ironwood

3 IRONWOOD’S VISION & MISSION Become the Leading U.S. Gastrointestinal Healthcare Company We are dedicated to advancing the treatment of GI diseases and redefining the standard of care for millions of GI patients

4 GI diseases affect approximately 1 in every 5 Americans 1 Nearly 2/3 of Americans surveyed reported being burdened by ≥1 GI symptoms per week 2 GI impact to the healthcare system ~$136B 1 • This is more than heart disease (~$113B), trauma ($103B), or mental health ($99B) 1 • >20% of healthcare costs are related to esophageal disease and GI pain 1 GI diseases are responsible for millions of office visits, ED visits, and hospitalizations each year 3 1) https://www.niddk.nih.gov/health - information/health - statistics/digestive - diseases 2) Am J Gastroenterol. 2018 Nov;113(11):1701 - 1710 3 ) Peery AF et al. Burden and cost of gastrointestinal, liver, and pancreatic diseases in the United States: Update 2018. Gastroenterology 2018 Oct 10; [e - pub]. (https://doi.org/10.1053/j.gastro.2018.08.063)

5 Ironwood Has Leading GI Capabilities and Expertise Leading U.S. GI Capabilities GI SCIENCE & CLINICAL DEVELOPMENT Deep understanding of GI diseases; 10 positive phase III linaclotide studies worldwide REGULATORY STRATEGY Led development of new GI patient reported outcome (PRO) measures PARTNERING CAPABILITIES Multiple global GI partnerships & collaborations ADVOCACY & EDUCATION Trusted relationships with key experts to advance GI care PATIENT ACTIVATION >85% of patients who ask for LINZESS receive LINZESS 1 SALES EXCELLENCE Highly experienced, award - winning GI Specialty Sales Force 1) KMB, October 2019

6 Executing on Our Strategy Deliver sustainable profits Advance late - stage U.S. GI development portfolio Drive LINZESS ® (linaclotide) growth

7 LINZESS is Now #1 Prescribed Medicine for IBS - C/CIC DRIVE LINZESS GROWTH In 2019: LINZESS Extended Unit Growth 2 Increased LINZESS growth with 13% YOY growth in extended unit prescription demand, vs 12% YOY in 2018 2 Demonstrated positive linaclotide Phase 3b overall abdominal symptom data (bloating, pain, discomfort) and submitted sNDA Maintained broad payer access 1,700,000 1,900,000 2,100,000 2,300,000 2,500,000 2,700,000 2,900,000 2017-01-06 2017-02-03 2017-03-03 2017-03-31 2017-04-28 2017-05-26 2017-06-23 2017-07-21 2017-08-18 2017-09-15 2017-10-13 2017-11-10 2017-12-08 2018-01-05 2018-02-02 2018-03-02 2018-03-30 2018-04-27 2018-05-25 2018-06-22 2018-07-20 2018-08-17 2018-09-14 2018-10-12 2018-11-09 2018-12-07 2019-01-04 2019-02-01 2019-03-01 2019-03-29 2019-04-26 2019-05-24 2019-06-21 2019-07-19 2019-08-16 2019-09-13 2019-10-11 2019-11-08 2019-12-06 2019 - 01 - 04 2019 2019 - 02 - 01 2019 - 03 - 01 2019 - 03 - 29 2019 - 04 - 26 2019 - 05 - 24 2019 - 05 - 24 2019 - 07 - 19 2019 - 08 - 16 2019 - 09 - 19 2019 - 10 - 11 2019 - 11 - 08 2019 - 12 - 06 1) 2019 LINZESS U.S. net sales is unaudited, preliminary and based on estimates, and may change as we receive final 2019 data from Allergan plc and as we and Allergan complete the preparation of our respective 2019 financial statements. LINZESS U.S. net sales are reported by Allergan and LINZESS costs incurred by each of us and Allergan are reported in our respective financial statements. 2) IQVIA NPA Dec 2019 Expect 2019 total LINZESS U.S. net sales of ~$800M 1

8 Pipeline Positioned for Two Top - line Data Readouts in 2020 Advanced IW - 3718 Phase III trials in refractory GERD (rGERD) and MD - 7246 Phase II trial in GI pain with IBS - D ADVANCE GI PIPELINE In 2019: MD - 7246: Completed patient enrollment in December 2019; top - line data targeted mid - 2020 IW - 3718: Implemented multiple efforts to support enrollment; top - line data targeted 2H 2020 Strengthened GI development capabilities via key leadership hires and leveraged advanced data analytics via GI Insight Center

9 Profit Generation Began Immediately Post Separation Delivered GAAP and non - GAAP profitability in first two quarters post - separation 1 DELIVER SUSTAINABLE PROFITS In 2019: Raised FY2019 guidance for total revenue and adjusted EBITDA from continuing operations Restructured debt to lower cash interest expense over next few years Implemented cost optimization initiatives Renegotiated ex - U.S. linaclotide agreements (China, Japan) to simplify business Added GIVLAARI ® (givosiran) disease state education & product promotional agreement ($59) $12 $21 ($70) ($60) ($50) ($40) ($30) ($20) ($10) $0 $10 $20 $30 1Q19 2Q19 3Q19 GAAP Net Profit ($ Millions) Separation (4/1/19) 1) Refer to the Reconciliation of GAAP results to non - GAAP financial measures table on slides 51 and 52 of this presentation

10 2020: Multiple Catalysts Positioned to Drive Further Growth Leveraging our momentum in 2020 and beyond 1H 2020 2H 2020 Driving LINZESS Growth Advancing Late - Stage Pipeline Delivering Sustainable Profits Launch full year consumer campaign discussing multiple abd symptoms associated with IBS - C Additional overall abd symptom data to be added to LINZESS label MD - 7246 Phase II trial top - line data in abdominal pain with IBS - D IW - 3718 pivotal Phase III trial top - line data in rGERD Continue disciplined capital allocation & investment in profitable growth Mid - single - digit % U.S. net sales growth and stable net price WE EXPECT: Announced 4 th ANDA settlement (Sandoz)

11 Advancing a Leading GI Portfolio Three differentiated, durable GI assets positioned for growth and value creation Status of selected key development programs as of January 13, 2020. Represents ongoing phase of development; does not corresp ond to completion of a particular phase. 1) Previously “persistent GERD”; revised to reflect established medical terminology. Abdominal pain associated with IBS - D l inaclotide MD - 7246 IW - 3718 Refractory GERD 1 IBS - C/ FC in pediatrics IBS - C or CIC in adults PHASE I PHASE II PHASE III APPROVAL INDICATION COMPOUND Launched 12/12; sNDA for overall abdominal symptoms submitted Nov 2019

12 LINZESS Success Generated Substantial Brand Profits for Ironwood IP coverage expected to provide long runway for continued growth 2019 LINZESS U.S. net sales and brand profitability is unaudited, preliminary and based on estimates, and may change as we re cei ve final 2019 data from Allergan plc and as we and Allergan complete the preparation of our respective 2019 financial statements. LINZESS U.S. net sales are reported by All ergan and LINZESS costs incurred by each of us and Allergan are reported in our respective financial statements. LINZESS costs include cost of goods sold incurred by All ergan and selling, general and administrative expenses and research and development expenses incurred by Allergan and Ironwood that are attributable to the cost - sharing arran gement between the parties. ~$510M ~$800M LINZESS brand profitability LINZESS U.S. net sales $0 $200 $400 $600 $800 2013 2014 2015 2016 2017 2018 Ironwood’s share of 2019 U.S. LINZESS profits 50/50 profit share >$250M Rx demand growth driven by overall abdominal symptom data and DTC campaign Stable net price Mid - single - digit % U.S. net sales growth 2020 LINZESS Guidance: 2019 We expect:

13 Ironwood is Positioned for Long - Term Growth and Value Creation 1) Lieberman Research Group, GI Patient Landscape study, 2010 2) American Community Survey 2018 (US 18+ population) 3) Lieber man GERD Survey 2010 and 2019 4) My Total Health 2018. 5) AHRI GERD Survey 2018 6) Grundmann O, Yoon SL. Irritable bowel syndrome: epidemiology, diagnosis and treatment: an u pda te for health - care practitioners. J Gastroenterol Hepatol. 2010 Apr;25(4):691 - 9 7) US Census Bureau. USA QuickFacts from the US Census Bureau. Available at https://www.census.gov /quickfa.... Accessed October 27, 2016 8) Ironwood revenues are generated primarily through its collaborative arrangements and license agreements related to linaclotide, as wel l a s co - promotion arrangements in the U.S. *Reflects the mid - point of Ironwood’s 2019 total revenue guidance of $410 - $420 million 2013 2014 2015 2016 2017 2018 2019* Total Ironwood Revenue 8 ~10M IBS - C / CIC U.S. adults 1 >$1 Billion U.S. net sales opportunity IW - 3718 (if approved) ~ 8 - 10M rGERD U.S. adults 2,3,4,5 MD - 7246 (if approved) ~16 M IBS - D U.S. adults 6,7 +

14 Proven Leadership Team Mark Mallon Chief Executive Officer Gina Consylman SVP, CFO Halley Gilbert, Esq. SVP, Corporate Development & CAO Thomas McCourt President Michael Shetzline, M.D., Ph.D. Chief Medical Officer Jason Rickard SVP, Operations *No product on this list, except for LINZESS, is affiliated with Ironwood. 20+ Years Average Industry Experience in Building Blockbuster Brands

15 Maximizing LINZESS ® (linaclotide)

16 LINZESS Achieved IBS - C/CIC Prescription Market Leadership in 2019 50,000 100,000 150,000 200,000 250,000 300,000 350,000 Jan 2019 TRx Feb 2019 TRx Mar 2019 TRx Apr 2019 TRx May 2019 TRx Jun 2019 TRx Jul 2019 TRx Aug 2019 TRx Sep 2019 TRx Oct 2019 TRx IBS - C/CIC Prescription Category 1 LACTULOSE AMITIZA TRULANCE MOTEGRITY ZELNORM 1) IQVIA NPA Oct 2019

# LINZESS is Well Positioned Among Patients, Physicians, Payers

## LINZESS growth driven by strong differentiated clinical profile, high patient and physician satisfaction, and broad payer access


~80%

**~80%**

of surveyed LINZESS patients highly satisfied with LINZESS effect on abdominal pain and constipation[1]


>85%

**>85%**

of the time patients are prescribed LINZESS when requested to their HCP[2]

**Industry-leading payer access[3]**
(% of preferred access by lives covered)


>80%
Combined
>90%
Medicare part D
>75%
Commercial

1) Linzess Patient Intercept Research, KS&R Inc. – March 2018 2. DTC Tracker, Kantar Millward Brown - October 2018 3. DRG December 2019

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Ironwood

18 18 Linaclotide is a First - in - Class GC - C Agonist

# Linaclotide Works by Regulating Key Hormones in GI Tract



## Small Intestine[1-8]

- **Fluid secretion** primarily occurs in the small intestine
- **Uroguanylin** is an endogenous hormone primarily expressed in the small intestine, a low pH environment where the hormone is most active
- **GC-C receptor** activation by uroguanylin in the lumen of the small intestine helps to regulate fluid secretion and intestinal transit

Busby, R. W., et al. (2010). Eur J Pharmacol 649(1-3): 328-335.; Evans DF., et al., Gut. 1988 Aug;29(8):1035-1041.; Cohen MB, et al. Biochem Biophys Res Commun. 1995;209(3):803-808.; Whitaker TL, et al. Gastroenterol. 1997;113:1000-1006.; Cohen MB, et al. Lab Invest. 1998;78(1):101-108.; Pitari GM. Drug Des Dev Ther. 2013;7:351-360.

## Large Intestine[1-11]

- **Visceral hypersensitivity** in IBS is thought to be predominantly modulated in the colon, based on nonclinical studies
- **Guanylin** is an endogenous hormone primarily expressed in the large intestine, a high pH environment where the hormone is most active
- **GC-C receptor** activation by guanylin in the lumen of the large intestine may help to regulate visceral sensation

Blackshaw LA, Brierley SM., Expert Rev Gastroenterol Hepatol. 2013 Jul;7(5 Suppl 1):15-19; Jarmuz A., et al., Neurogastroenterol Motil. 2015 Aug;27(8):1057-1068. ; Camilleri M., Gastroenterology. 2015 Mar;148(3):483-487 ; Ritchie, J. (1973). Gut 14(2): 125-132.; Major G, et al. Gastroenterology. 2017 Jan;152(1):124-133.e2

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Ironwood

20 Large Unmet Need Remains: >10M U.S. Adults Suffering and Dissatisfied 1) Lieberman Research Group, GI Patient Landscape study, 2010 Abdominal & constipation symptoms Irritable bowel syndrome with constipation (IBS - C) and chronic idiopathic constipation (CIC) >40 Million adult patients >10 Million patients >15 Million patients Abdominal & constipation symptoms, actively seeking care, MDs recommend OTC lax majority of time >70 % Not fully satisfied with OTC lax >18 Million patients Not fully satisfied with treatment, not seeking care, self - treating Additional commercial opportunity

21 IBS - C/CIC Patients Surveyed Report Experiencing Frequent and Bothersome Symptoms Kantar Milward Brown LINZESS Tracking Study; Aug 2017 - Feb 2018; general population sample only: ‘Abdominal symptoms’ includes ex periencing abdominal discomfort or pain, stomach cramping, or bloating at least once a week. Respondents met ROME II and/or were diagnosed by HCP 0 20 40 60 80 100 120 Urgent BM Not complete BM Hard / lumpy stool Straining Heartburn / acid reflux Stomach cramping Abdominal pain Abdominal discomfort Bloating IBS-C CIC + ab. symptoms CIC w/o abd. symptoms Avg. days per year Bothersome symptoms by severity (%) IBS - C 67 26 6 Extremely / very Somewhat Not very / not at all 54 34 11 CIC + abd symptoms Extremely / very Somewhat Not very / not at all Extremely / very Somewhat Not very / not at all CIC w/o abd symptoms 22 39 38

22 We are Investing in Multiple Opportunities for Continued Growth Drive volume growth by broadening HCP view of appropriate patient Maintain broad, unrestricted access to pull - through demand Increase patient requests for LINZESS BROAD PAYER ACCESS PATIENT ACTIVATION PHYSICIAN EDUCATION • Continue to capture Rx PEG patients seeking different treatment options • Increase conversion of dissatisfied OTC patients • Expect stable LINZESS net price in 2020 • Explore innovative, value - based contracting strategies • Promotion of new overall abdominal symptom claims, including abdominal pain, bloating, & discomfort • Leverage new & existing customer communication channels

# Global Linaclotide Partnerships Designed to Enable Access Worldwide

**Allergan**

Europe & rest of world



**AstraZeneca**

**China (incl. Hong Kong & Macau)**

- Amended and restated agreement September 2019
- AstraZeneca has exclusive right to develop, manufacture, & commercialize
- IRWD to receive up to $125M, including $35M in non-contingent payments, up to $90M in sales-based milestones, and will receive royalties starting in the mid single digits escalating up to 20%, based on annual net sales in China (expect royalties in 2020; milestone opportunity longer-term)
- LINZESS launched in China in November 2019

**astellas**

**Japan**

- Amended and restated agreement August 2019
- Astellas assumed full responsibility for API manufacturing for Japan
- IRWD received $10M upfront payment and will receive royalties starting in 2020 beginning in the mid single-digits escalating up to low double-digit %, based on annual net sales in Japan
- Expect 2019 revenue from Astellas to be ~$55M, including upfront payment recognized in 3Q 2019

23

Ironwood

24 Advancing Our Late - Stage Pipeline

25 IW - 3718 Pioneering an innovative approach designed to treat millions of adult patients suffering from refractory GERD

# IW-3718: Opportunity to Bring Relief to Millions of rGERD Patients

## Phase III data targeted 2H 2020

### High Unmet Need

- ~8-10M U.S. adults suffer from rGERD despite optimized PPI therapy[1,2,3,4]
- A significant portion of patients have esophageal erosions
- 3x more ER visits than PPI-responsive patients[6]
- Limited number of treatment options available

### Compelling Bile Acid Story

- Bile acids play a key role in continued suffering and esophageal injury
- Phase III program supported by positive Phase II data
- 2/3 of rGERD patients exhibit bile reflux

### 1st In Class MOA

- IW-3718 is designed to target bile acids & treat rGERD
- Potential to reduce heartburn & regurgitation
- Two identical Phase III trials ongoing; data targeted 2H 2020

### Established GI Leadership

- GI category leadership positions brand for success
- Expertise to shape market attitudes and behaviors
- Efficient coverage of GI prescribers

1) American Community Survey 2018 (US 18+ population) 2) Lieberman GERD Survey 2010 and 2019 3) My Total Health 2018 4) AHRI GERD Survey 2018 5) Ironwood data; Dickman et al., J Neurogastroenterol Motil 2011 6) Gerson et al., Aliment Pharmacol Ther 2011

26
Ironwood

# ~10M U.S. Adults Estimated to Suffer from rGERD

**~50 million adult patients**
Gastroesophageal reflux disease (GERD)

**15-20 million patients**
Actively seeking care,
taking prescription or OTC PPIs

**~50%**
Not fully satisfied with treatment

**~8-10 million patients**
with refractory GERD

US Census; Lieberman HCP Survey, 2018; Lieberman GI Patient Landscape Survey, 2010; American Community Survey 2018 (US 18+ population); Lieberman GERD Survey 2010 and 2019; My Total Health 2018; AHRI GERD Survey 2018

27
Ironwood

28 Heartburn and Regurgitation are Highly Bothersome Symptoms AHRI GERD Burden of Disease survey, 2019 67% 50% 0% 20% 40% 60% 80% 100% Nausea/Vomiting Regurgitation/Acid Taste Heartburn/Burning Chest Pressure/Discomfort Bloating Cough Very/quite a bit bothersome Somewhat Bothersome r GERD Symptom Burden % of Patients Surveyed

29 Bile Acids May be the Missing Link in rGERD Emerging data in 2019 reinforce the role of bile in rGERD, including its impact on lower esophageal sphincter (LES) impairment and delayed gastric emptying = Bile Acids = Gastric Acid Potential Role of Bile Acids in rGERD Bile + gastric acid induce more intense heartburn than gastric acid alone Confirmation that bile acids delay gastric emptying ( data submitted DDW 2020) Bile acids induce cell transformation that leads to development of erosive esophagitis (EE) DCA: deoxycholic acid; Sources: McQuaid et al., Systematic review: the role of bile acids in the pathogenesis of gastro - oesophag eal reflux disease and related neoplasia. Aliment Pharmacol Ther 2011; 34: 146 – 165; Ironwood data on file. New 2019 findings Previous findings Bile acids induce relaxation of LES muscle tissue Bile acid receptor is present in LES muscle ( data submitted DDW 2020)

30 IW - 3718: Developing A Potential New Treatment Paradigm Potential to treat root cause of rGERD; IW - 3718 designed to sequester bile acids in stomach over extended period of time via gastric retentive formulation IW - 3718 + PPI PPI ALONE PPIs block gastric acid from refluxing into esophagus, but do not suppress reflux of bile IW - 3718 designed to sequester bile acids in the stomach to reduce bile exposure in the esophagus

31 † Person depicted is not an actual patient. Lieberman Patient Journey Research, 2019; AHRI GERD Survey, 2018. Burden of Disease Underscores the Need for IW - 3718 Likely to request IW - 3718 (if approved) 60% Dissatisfied with current treatment >70% 75% Have regurgitation 2+ times/week “It feels like a volcano is erupting in my throat, my chest hurts, and I feel liquid coming up on me.” † Have tried double dose PPI 60% Recent Patient Market Research Findings:

32 Phase 2b Data: IW - 3718 1500mg Showed Meaningful Reduction in Heartburn Severity and Regurgitation Frequency of patients treated with IW - 3718 + PPI achieved clinically meaningful reduction in heartburn severity ~53 % IW - 3718 + PPI demonstrated ~55% reduction in regurgitation frequency IW - 3718 + PPI effect even more pronounced in patients with erosive esophagitis Encouraging safety + tolerability On average, compliance on therapy was >95% across all treatment groups

33 IW - 3718 Phase II Data: Reduction in Regurgitation Frequency & Increase in Regurgitation - free Days *P - value obtained from a pairwise comparison versus PBO (PPI alone) in an ANCOVA model with treatment group and esophagitis status as factors and baseline value as covariate. **PBR: pathologic bile reflux as assessed by 24 - h ambulatory Bilitec monitori ng -60 -50 -40 -30 -20 -10 0 0 1 2 3 4 5 6 7 8 Treatment week Regurgitation: % change from baseline by week (Phase IIb) Placebo IW-3718 1500mg Δ =17.5 % Wk 8 1500mg v PBO Nominal P=<0.05 * 0 13.6 33.3 34.1 0 5 10 15 20 25 30 35 40 PBR All Pts Placebo IW-3718 1500mg + PPI Δ =33.3% 0/17; 5/15 P=0.01 Δ =20.5% 6/44; 15/44 P=0.03 % of Regurgitation - free Patients** (Phase IIa) LS Mean % change from baseline

# IW-3718 Pivotal Phase 3 Program Ongoing

**Enrollment slower than expected; targeting topline data in 2H 2020**

reclaim
www.mygerdresearchstudy.org



**Placebo** + PPI

**IW-3718** 1500 mg + PPI

8 WEEK TREATMENT PERIOD

## Patients

- Adult patients with refractory GERD who continue to have refractory symptoms despite receiving current standard of care (PPI) therapy
- ~1320 refractory GERD patients, two identical trials

## Endpoints

- Overall heartburn response – ***Primary***
  - Defined as ≥45% reduction from baseline in heartburn for at least four out of eight weeks
  - New patient-reported outcome endpoint designed by Ironwood
- Change in weekly heartburn severity - ***Secondary***
- Change in weekly regurgitation frequency - ***Secondary***
- Proportion of heartburn-free days - ***Secondary***

34

Ironwood

35 MD - 7246 Potential oral, non - opioid, pain - relieving agent for patients suffering from abdominal pain associated with certain GI diseases 35

36 MD - 7246: Potential Non - Opioid Treatment for Abdominal Pain Associated with Certain GI Diseases Phase II data in IBS - D targeted mid - 2020 1) IFFGD "IBS Patients: Their Illness Experience and Unmet Needs", 2009. 2) Grundmann O, Yoon SL. Irritable bowel syndrome: e pid emiology, diagnosis and treatment: an update for health - care practitioners. J Gastroenterol Hepatol. 2010 Apr;25(4):691 - 9 3) US Census Bureau. USA QuickFacts from the US Census Bureau. Available at https://www.census.gov/quickfa.... Accessed October 27, 2016 4) IBS Patients: Their illness Experience and Unmet Need IFFGD 2 007 High Unmet Need • ~50M U.S. adults suffer from GI abdominal pain 1 • ~16M adult IBS - D patients in the U.S. 2,3 • 70% of IBS patients report abdominal pain as the most important symptom to improve 4 • Many patients use opioids chronically to treat GI pain • Limited number of treatment options available Established Clinical Profile • Positive Phase II IBS - C data • Phase II trial in IBS - D completed enrollment; data targeted mid - 2020 • Evaluating 3 doses (+ placebo) in 368 patients • Leverages linaclotide’s demonstrated safety profile Enhancing the Linaclotide MOA • MD - 7246 is designed to deliver linaclotide to the colon, thereby decoupling abdominal pain relief and bowel effect • Phase II trial in IBS - D aims to potentially amplify pain effect by increasing previous trial dosing range by 4x Part of Blockbuster Collaboration • Program a part of existing U.S. linaclotide agreement with Allergan • Initially exploring in IBS - D, with the potential to expand into additional indications • Synergistic with current in - market portfolio

# New, Innovative Treatment Options Needed for Abdominal Pain

**>50 MILLION AMERICANS**

| IBS-C[3,4] | IBS-mixed[3,4] | IBS with diarrhea (IBS-D) ~16M[1,2] | IBD | Diverticular disease | Functional abdominal pain[5] |
|---|---|---|---|---|---|
| POTENTIAL FUTURE INDICATIONS | | | POTENTIAL FUTURE INDICATIONS | | |

**~80%**

of IBS patients surveyed report suffering from continuous or frequent abdominal pain[3]

**Initially exploring MD-7246 in abdominal pain associated with IBS-D**

(Phase II trial completed enrollment; data expected mid-2020)

- Large suffering population
- Clear unmet need for effective treatment
- Limited number of treatment options

1) Grundmann O, Yoon SL. Irritable bowel syndrome: epidemiology, diagnosis and treatment: an update for health-care practitioners. J Gastroenterol Hepatol. 2010 Apr;25(4):691-9 2) US Census Bureau. USA QuickFacts from the US Census Bureau. Available at https://www.census.gov/quickfa.... Accessed October 27, 2016 3) Hungin AP, et al. Irritable bowel syndrome in the United States: prevalence, symptom patterns and impact. Aliment Pharmacol Ther. 2005;21:1365-1375. 4) IFFGD "IBS Patients: Their Illness Experience and Unmet Needs", 2009 5) Drossman, DA et al "A prospective assessment of bowel habit in irritable bowel syndrome: defining an alternator". Gastroenterology 2005; 128: 580-589.

37

Ironwood

38 MD - 7246 Leverages Linaclotide’s Differentiated MoA Initially exploring MD - 7246 in patients with abdominal pain associated with IBS - D Immediate release in stomach LINZESS Ileocecal junction release MD - 7246 (linaclotide) Potential for abdominal pain relief with minimal impact on bowel function Effective relief of abdominal pain and constipation in IBS - C

39 MD - 7246 Demonstrated Decoupling of Abdominal Pain Relief & Bowel Effect in Phase II IBS - C trial 1) Abdominal pain responder defined as decrease from baseline of at least 30% in the mean abdominal pain score for at least 9 of 12 weeks of treatment period 2) Complete spontaneous bowel movements 22 31.8 31.8 0 5 10 15 20 25 30 35 Placebo (n=66) Linzess 290 mcg (n=66) p=0.222 MD-7246 300 mcg (n=66) p=0.369 MD - 7246 showed clear reduction in abdominal pain… Abdominal pain: 9/12 week responders (%) 1 Responders (%) CSBM 2 rate: change from baseline – overall treatment period LS mean change from baseline 1.1 2.1 0.9 0 0.5 1 1.5 2 2.5 Placebo (n=66) Linzess 290 mcg (n=66) p=0.011 MD-7246 300 mcg (n=66) p=0.528 …With limited impact on bowel effect vs. LINZESS

40 Initial Trial in Abdominal Pain associated with IBS - D; Topline Data Targeted Mid - 2020 Primary Endpoints • Change from baseline in abdominal pain at its worst each week • Overall abdominal pain response – Defined as ≥30% reduction from baseline in abdominal pain for at least six out of 12 weeks Patients • 368 adults with abdominal pain associated with IBS with diarrhea (IBS - D) MD - 7246 300 mcg Placebo 12 - WEEK TREATMENT PERIOD MD - 7246 600 mcg MD - 7246 1200 mcg

# IBS-D Patients Report Suffering Frequent & Bothersome Abdominal Symptoms



**>90%**

of surveyed patients report IBS symptoms as **somewhat to extremely severe**[1]

**>45%**

reported abdominal pain as their most prevalent symptom[2]

**>70%**

of patients surveyed report **abdominal pain as the most important symptom** that needs to improve[3]

Patients surveyed report experiencing abdominal symptoms more than 100 days per year[1]



Abd Pain
Bloating
0
50
100
Days per year

1) Irritable Bowel Syndrome in Women: The Unmet Needs A Report from the Society for Women's Health Research 2) Lembo T, et al. Symptoms and visceral perception in patients with pain-predominant irritable bowel syndrome. Am J Gastroenterol. 1999;94:1320-1326 3) IBS Patients: Their illness Experience and Unmet Need IFFGD 2007

41

Ironwood

42 Delivering Sustainable Profits

43 $11M in GAAP net income from continuing operations ($0.07/share) $94M in adjusted EBITDA from continuing operations 1 $302M in Ironwood revenues Includes: $274M in Ironwood’s share of net profits from LINZESS U.S. net sales and collaborative arrangements revenue, including $42M in milestone and non - contingent payments from amended ex - U.S. agreements $28M in linaclotide API sales $139M in total cash and cash equivalents Solid Financial Performance in 2019 YTD (as of 9/30/19) 1) Refer to the Reconciliation of GAAP net income from continuing operations to adjusted EBITDA from continuing operations as ap pearing on page 53 of this presentation

44 Ironwood is Positioned to Deliver Sustainable Profitability 1) Profitability on a non - GAAP basis based on Adjusted EBITDA from Continuing Operations. 2) Refer to the Reconciliation of GAAP net income from continuing operations to adjusted EBITDA from continuing operations as appearing on page 53 of this presentation Ironwood’s Transition to Profitability 1 ($203) $11 ($35) $94 2018 2019 GAAP Net Income from Continuing Operations Adjusted EBITDA from Continuing Operations 9 Months Ended September 30, ($M) Spin - off in April 2019 further strengthened financial profile Potential for sustainable profitability enabled debt refinancing to lower cash interest expense over next few years Extended maturity of debt out to 2024 and 2026 from 2022 Strong cash flow generation expected from LINZESS to support optimal capital allocation 2

# Full Year 2019 Financial Guidance

## Total Revenue and Adjusted EBITDA from Continuing Operations guidance includes ~$42M in milestone payments from amended ex-U.S. agreements

**Ironwood expects:**

| | FY2019 Guidance |
|---|---|
| Total revenue | **$410 – $420 million** |
| Net interest expense | **~$35 million** |
| Separation expenses[1] | **~$30 million** |
| Restructuring expenses[2] | **~$4 million** |
| Adjusted EBITDA from continuing operations[3] | **>$130 million** |

1) Separation expenses were $6.7 million in the third quarter of 2019. 2) Restructuring expenses were largely incurred during the first quarter of 2019 in connection with the reduction in workforce commenced in February 2019. Total restructuring adjustments in the third quarter of 2019 were $(0.2) million. 3) Adjusted EBITDA from continuing operations is calculated by subtracting net interest expense, taxes, depreciation, amortization, mark-to-market adjustments on derivatives related to Ironwood's 2022 Convertible Notes, restructuring expenses, separation expenses, and loss of extinguishment of debt from GAAP net income (loss) from continuing operations. In the second quarter of 2019, Ironwood began reporting in its financial statements GAAP net income (loss) from continuing operations which excludes discontinued operations related to Cyclerion. Refer to the Reconciliation of GAAP net income from continuing operations to adjusted EBITDA from continuing operations on slide 53 of this presentation. Ironwood does not provide guidance on GAAP net income (loss) from continuing operations or a reconciliation of expected adjusted EBITDA from continuing operations to expected GAAP net income (loss) from continuing operations because, without unreasonable efforts, it is unable to predict with reasonable certainty the non-GAAP adjustments used to calculate adjusted EBITDA from continuing operations including, without limitation, the mark-to-market adjustments on the derivatives related to its 2022 Convertible Notes. These adjustments are uncertain, depend on various factors and could have a material impact on GAAP net income (loss) from continuing operations for the guidance period.

45

Ironwood

46 Becoming a Leading GI Healthcare Company 2020 Catalysts 2019 Execution Ironwood Priorities 1. Drive LINZESS Growth 2. Advance Late - Stage GI Portfolio 3. Deliver Sustainable Profits • Increased LINZESS growth: • 13% growth YOY in Rx demand vs 12% growth YOY in 2018 1 • Advanced GI Pipeline: • MD - 7246 in IBS - D: Completed enrollment • IW - 3718 in rGERD: Implemented efforts to support enrollment • Delivered Profitability: • Reported GAAP & non - GAAP profits in 2Q19 & 3Q19 2 We expect: • Continued LINZESS growth in Rx demand and U.S. net sales, with stable net price • Topline data readouts from MD - 7246 (expected mid - 2020) and IW - 3718 (expected 2H 2020) • Successful partnership with Alnylam for GIVLAARI 1) IQVIA NPA Dec 2019 2) Reconciliation of GAAP results to non - GAAP financial measures on slide 52

47 Appendix

48 Data Showed that PPIs Improved Heartburn by ~11% over H2s in Non - erosive GERD and ~24% in Erosive GERD 0 0.5 1 1.5 2 2.5 3 Ran 150 BID Lan 15 QD Lan 30 QD Baseline Week 8 Change Heartburn severity (0 - 3) 11.1% 0 10 20 30 40 50 60 70 80 90 100 Ran 150 BID OME 20 QD Heartburn relief Heartburn response Erosive GERD** 24% *Adapted from JE Ritcher et al Arch Intern Med 2000;160:1803 - 1809 Pain severity (0 - 3) 0=none, 1=mild, 2=moderate, 3=severe. **Ad apted from S. Sandmark et al Scan J Gastro 23:5, 625 - 632 Heartburn relief Heartburn severity Non - erosive GERD*

49 IW - 3718 1500 mg + PPI Demonstrated Clinically Meaningful Reduction in Heartburn Severity vs PPI Alone in Phase IIb Trial -60 -50 -40 -30 -20 -10 0 BL 1 2 3 4 5 6 7 8 LS mean % change from baseline Treatment week Heartburn severity: % change from baseline by week IW - 3718 + PPI - 58.0% p=0.04 PPI alone - 46.0%

50 GERD Regarded as Important Therapeutic Category 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 H2 ANTAGONISTS PROTON PUMP INHIBITORS (PPIs) U.S. Peak H2 Sales ~$4B 1 U.S. Peak PPI Sales ~$14B 2 1) QuintilesIMS Dec - 2009 2) QuintilesIMS Dec 2009 3) Lieberman GI Patients Landscape survey, 2010 4) U.S. Census, 2015

# 2Q 2019 Financial Summary

## Reconciliation of GAAP results to non-GAAP financial measures (unaudited)

| | Three Months Ended June 30, 2019<br>(000s, except per share amounts) |
|---|---|
| GAAP net income | $ 12,283 |
| Adjustments: | |
| Mark-to-market adjustments on the derivatives related to convertible notes, net | 672 |
| Restructuring expenses | 490 |
| Separation expenses | 2,587 |
| Non-GAAP net income | 16,032 |
| | |
| GAAP net income per share (basic and diluted) | $ 0.08 |
| Adjustments to GAAP net loss (detailed above) | 0.02 |
| Non-GAAP net income per share (basic and diluted) | $ 0.10 |

The company presents non-GAAP net income (loss) and non-GAAP net income (loss) per share to exclude the impact of net gains and losses on the derivatives related to our convertible notes that are required to be marked-to-market. Ironwood also excludes restructuring and separation-related expenses from non-GAAP net income (loss). Investors should consider these non-GAAP measures only as a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non-GAAP financial measures are unlikely to be comparable with non-GAAP information provided by other companies. For a reconciliation of the company's non-GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non-GAAP financial measures is included in the company's press release dated July 30, 2019.

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Ironwood

52 3Q 2019 Financial Summary Reconciliation of GAAP results to non - GAAP financial measures (unaudited) Three Months Ended September 30, 2019 (000s, except per share amounts) GAAP net income $20,648 Adjustments: Mark - to - market adjustments on the derivatives related to convertible notes , net 4,766 Restructuring expenses (166) Separation expenses 6,696 Loss on extinguishment of debt 30,977 Non - GAAP net income 62,921 GAAP net income per share (basic and diluted) $0.13 Adjustments to GAAP net loss (detailed above) 0.27 Non - GAAP net income per share (basic and diluted) $0.40 Ironwood presents non - GAAP net income and non - GAAP net income per share to exclude the impact of net gains and losses on the der ivatives related to our 2022 convertible notes that are required to be marked - to - market. Beginning in 2019, Ironwood began excluding restructuring, separation - related expenses, and loss on extinguishment of debt from non - GAAP net income. Investors should consider these non - GAAP measures only as a supplement to, not as a substitute for or as superior to, me asures of financial performance prepared in accordance with GAAP. In addition, these non - GAAP financial measures are unlikely to be comparable with non - GAAP information provided by ot her companies. For a reconciliation of the company’s non - GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regard ing the non - GAAP financial measures is included in the company’s press release dated October 31, 2019.

53 3Q 2019 Financial Summary Reconciliation of GAAP net income from continuing operations to adjusted EBITDA from continuing operations 1 (unaudited) Three Months Ended September 30, 2019 Nine Months Ended September 30, 2019 (000s, except per share amounts) (000s, except per share amounts) GAAP net income from continuing operations $20,648 $11,085 Adjustments: Mark - to - market adjustments on the derivatives related to convertible notes , net 4,766 1,494 Restructuring expenses 2 (166) 3,652 Separation expenses 2 6,696 14,173 Loss on extinguishment of debt 2 30,977 30,977 Interest 9,563 27,182 Depreciation 2 3,174 5,267 Adjusted EBITDA from continuing operations $75,658 $93,830 1) Ironwood presents GAAP net income from continuing operations and adjusted EBITDA from continuing operations, a non - GAAP measu re. Adjusted EBITDA from continuing operations is calculated by subtracting net interest expense, taxes, depreciation, amortization, mark - to - market adjustments on derivatives, re structuring expenses, separation expenses, and loss on extinguishment of debt from GAAP net income from continuing operations. Investors should consider these non - GAAP measures only a s a supplement to, not as a substitute for or as superior to, measures of financial performance prepared in accordance with GAAP. In addition, these non - GAAP financial measures are unlikely to be comparable with non - GAAP information provided by other companies. For a reconciliation of the company’s non - GAAP financial measures to the most comparable GAAP measures, please refer to the table above. Additional information regarding the non - GAAP financial measures is included in the company’s press release dated October 31, 2019. 2) These adjustments relate t o the portion of costs included in continuing operations and not the amounts that have been recast to discontinued operations.

54 3Q 2019 Financial Summary LINZESS U.S. Brand Collaboration Commercial Profit & Collaboration Revenue 1 Ironwood & Allergan Total Net Profit Three Months Ended September 30, 2019 (000s) LINZESS U.S. net product sales $ 214,743 Allergan & Ironwood commercial costs and expenses 63,870 Commercial profit on sales of LINZESS $ 150,873 Commercial Margin 70% Ironwood’s share of net profit $ 75,436 Reimbursement for Ironwood’s selling, general, and administrative expenses 9,129 Ironwood’s collaboration revenue $ 84,565 Three Months Ended September 30, 2019 (000s) LINZESS U.S. net product sales $ 214,743 Allergan & Ironwood commercial costs and expenses 63,870 Allergan & Ironwood R&D expenses 2 16,436 Total net profit on sales of LINZESS $ 134,437 1) The purpose of the Commercial Profit and Collaboration Revenue table is to present the calculation of Ironwood’s share of net profits (losses) generated from sales of LINZESS in the U.S. and Ironwood’s collaboration revenue / expense; 2) R&D expenses related to LINZESS in the U.S. are shared equally between Ironwoo d a nd Allergan under the collaboration agreement.

55 Patients Continue to Suffer Despite Standard of Care Treatment 0% 10% 20% 30% 40% 50% 60% 70% 80% Overall PPI Standard Dose PPI Double Dose PPI HCP Stated Literature/KOL % of Patients with persistent symptoms while on PPI Persistent Symptoms Despite PPI Therapy by PPI Dosing Regimen Lieberman HCP Research, 2018; AGA Harris Study; Fass et al., Aliment Pharmacol Ther 2000; 14:1595 - 1603; Zhang et al., Gastro Res earch and Practice 2017.

56 Linaclotide Effect on Abdominal Pain Recognized by Scientific Community

57 Strengthened Balance Sheet by Restructuring Debt Raised $400M in convertible debt to pay - off remaining balance of 8.375% Notes and ~$215M of existing 2022 Convertible Notes Lowers Cash Interest Expense Over Next Few Years Improves Debt Maturity Profile Increases Cash Generation to Enable Investment into Business Maintains Strategic & Operational Flexibility 1) Due dates of aggregate principal amounts of convertible senior notes outstanding as of 1/13/20 $0 $50 $100 $150 $200 $250 2020 2021 2022 2023 2024 2025 2026 Debt Maturity Profile 1 Convertible Notes Outstanding (millions)